GUARANTY AGREEMENT

     GUARANTY, dated June 26, 2002, by the direct or indirect subsidiaries of Medical Technology Systems, Inc (the "Company") which have executed this Agreement (together, the "Guarantors"), in favor of Eureka I, L.P., a Delaware limited partnership with an address at 770 Township Line, Suite 150, Yardley, Pennsylvania 19067, as Collateral Agent under the Purchase Agreement (defined below) (in such capacity together with its successors in such capacity, the "Collateral Agent").

     WHEREAS, the Company has entered into a Securities Purchase Agreement, dated the date hereof, with Eureka I, L.P., as investor (the "Investor"), and the Collateral Agent (herein, as amended or modified from time to time, the "Purchase Agreement"), providing, subject to the terms and conditions thereof, for purchase from the Company by the Investor of, among other things, $4,000,000 aggregate principal amount of Notes (as defined in the Purchase Agreement);

     WHEREAS, the Guarantors are interested in the welfare of the Company and are directly benefited by the Investor purchasing the Notes. The Investor, as a condition to its agreement to purchase the Notes from the Company, and as a material inducement thereto, has required that the Guarantors execute this Agreement for the purposes hereinafter set forth.

     NOW, THEREFORE, in consideration of the purchase of the Notes from the Company and intending to be legally bound hereby, the Guarantors hereby agree as follows:

     Section 1. The Guaranteed Obligations. (a) The Guarantors hereby jointly and severally, irrevocably, unconditionally, and absolutely become Guarantors to the Collateral Agent and the Noteholders, and their successors, endorsees and assigns, for the prompt payment of or other satisfaction of all Guaranteed Obligations. The term "Guaranteed Obligations" shall mean the indebtedness and liabilities of the Company to the Collateral Agent and/or the Noteholders under this Agreement, the Notes, the Purchase Agreement and the Security Documents (as defined in the Purchase Agreement) including but not limited to all obligations to perform acts or refrain from taking any action and any obligations of the Company owing to the Collateral Agent and/or the Noteholders. This Guaranty shall terminate upon payment in full of the Notes.

          (b) This Agreement is an agreement of guaranty and constitutes an absolute and unconditional undertaking by the Guarantors with respect to the payment and performance of the Guaranteed Obligations by the Company. The liability of the Guarantors hereunder shall be direct and may be enforced without the Collateral Agent and/or the Noteholders being required to resort to any other right, remedy or security, and this Agreement shall be enforceable against any of the Guarantors and the Guarantors' successors and assigns, without the necessity of any notice of acceptance of this Agreement or of the Collateral Agent's and/or the Noteholders' intention to act in reliance hereon, or of any loan to or other transaction between the Collateral Agent and/or the Noteholders and the Company, or of any default by the Company, all of which the Guarantors hereby expressly waive.

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                                       2

          Section 2. Intercreditor Agreement. The guaranties granted hereby, the exercise by the Collateral Agent of any of its rights or remedies hereunder, and the covenants of the Guarantors contained herein (in each case whether or not so expressed) are subject in all respects to the Intercreditor Agreement (as such term is defined in the Purchase Agreement).

          Section 3. Further Undertakings. (a) The Guarantors:

               (1) agree that the validity of this Agreement shall in no way be terminated, affected or impaired by reason of the assertion of the Collateral Agent's and/or any Noteholder's failure to assert against the Company, any of the Guarantors, or any other party liable with respect to any of the Guaranteed Obligations, any of the Collateral Agent's or any Noteholder's rights or remedies under any Transaction Documents or any other document or instrument evidencing or relating to any of the Guaranteed Obligations or otherwise available to the Collateral Agent or any Noteholder at law or in equity;

               (2) waive any right which the Guarantors might otherwise have under any statute, rule of law or practice or custom to require the Collateral Agent and/or the Noteholders to take any action against the Company or any other party liable with respect to any of the Guaranteed Obligations, or to proceed against or exhaust any security held by the Collateral Agent and/or the Noteholders before proceeding against the Guarantors;

               (3) waive any notice of (A) any presentment, demand, protest, notice of protest or of dishonor, notices of default and all other notices with respect to any of the Guaranteed Obligations, and (B) the commencement or prosecution of any enforcement proceeding, including any proceeding in any court, against the Company or any other party liable with respect to any of the Guaranteed Obligations; and

               (4) agree that any failure by the Collateral Agent or any Noteholder to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time and from time to time thereafter.

          (b) Until all of the Guaranteed Obligations are completely fulfilled to the satisfaction of the Collateral Agent or any Noteholder and each and every one of the terms, covenants, and conditions of this Agreement are fully performed, the liability of the Guarantors under this Agreement shall not be released, discharged or in any way impaired by:

               (1) any amendment or modification of or supplement to or extension or renewal of the Notes, the Purchase Agreement, any other Transaction Documents or any other document or instrument evidencing or relating to any of the Guaranteed Obligations and any agreements made or to be made between the Collateral Agent and/or the Noteholders and the Company or between the Collateral Agent and/or the Noteholders and any other party liable with respect to any of the Guaranteed Obligations;

               (2) any exercise or non-exercise by the Collateral Agent or any Noteholder of any right, power, remedy or privilege under or with respect to any of the Transaction Documents or any other document or instrument evidencing or relating to any of the Guaranteed Obligations or this Agreement, or any waiver, consent or approval by the

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                                       3

          Collateral Agent with respect to any of the covenants, terms, conditions or agreements contained in any Transaction Documents or any other document or instrument evidencing or relating to any of the Guaranteed Obligation or any indulgence, forbearance or extension of time for performance or observance allowed to the Company from time to time and for any length of time;

               (3) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding relating to the Company or any other party liable with respect to any of the Guaranteed Obligations; or

               (4) any act or circumstances which might, but for the terms and provisions of this Section, be deemed a legal or equitable discharge of the Guarantors.

          (c) The Guarantors hereby waive and surrender any defenses to the Guarantors' liability hereunder based upon any of the foregoing acts, omissions, agreements, or waivers by the Collateral Agent or any
     Noteholder, it being the purpose and intent of this Agreement that the obligations of the Guarantors hereunder are absolute and unconditional.

          (d) At the direction of the Required Noteholders, the Collateral Agent may, without affecting the liability of the Guarantors hereunder:

               (1) exchange or surrender any property pledged by the Company or any other party liable with respect to any of the Guaranteed
          Obligations, or accept additional security for the Guaranteed Obligations;

               (2) renew and change the terms of any of the Guaranteed Obligations or any of the Company's other liabilities;

               (3) waive any rights or remedies against the Company or any other party liable with respect to any of the Guaranteed Obligations or any of the Company's other liabilities; and

               (4) release, substitute or add any one or more Guarantors or guarantors.

          (e) No enforcement of rights and remedies under this Agreement or any of the Transaction Documents shall constitute an irrevocable election of remedies by the Collateral Agent or any Noteholders. The Collateral Agent and/or the Noteholders shall not be obligated to marshall assets as a condition to enforcing the Guarantors' liability hereunder. The liability of the Guarantors hereunder shall be in addition to that stated in any other guaranty agreement, if any, heretofore or hereafter delivered to the Collateral Agent or any Noteholder.

     Section  4.  Guarantors'  Liability  Not  Affected.   (a)  The  Guarantors'
liability under this Agreement shall not be affected by any defect in the validity, regularity, enforceability or legality of (1) any of the Guaranteed Obligations, (2) any collateral securing the Guaranteed Obligations, or (3) any term of any of the Transaction Documents or any other document or instrument evidencing or relating to any of the Guaranteed Obligations. In the event that for any reason one or more of the provisions of this Agreement or their application to any person or circumstance shall be held to be invalid, illegal or unenforceable in any respect or to any extent, such provisions shall


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                                       4

nevertheless remain valid, legal and enforceable in all other respects and to such extent as may be permissible, and such invalidity, illegality, or unenforceability shall not affect any other provision hereof. Any failure by the Collateral Agent to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time and from time to time.

          (b) No exercise or non-exercise by the Collateral Agent or any Noteholder of any rights given the Collateral Agent or the Noteholders under the Transaction Documents or any other document or instrument evidencing or relating to any of the Guaranteed Obligations, no dealing by the Collateral Agent or any Noteholder with the Company, the Guarantors, or any other party, and no change, impairment, release or suspension of any right or remedy of the Collateral Agent or any Noteholder against any person or entity, including the Company and any other Guarantors or guarantor, shall in any way affect any of the obligations of the Guarantors hereunder or any security furnished by the Guarantors, give the Guarantors any recourse or offset against the Collateral Agent and/or the Noteholders or be construed as a waiver of the right to exercise the same or any other right at any time and from time to time thereafter.

          (c) This Agreement and the  Guarantors'  obligations  hereunder  shall continue to be effective or be reinstated, as the case may be, if at any time payment of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent and/or the Noteholders, all as though such payment had not been made. At the direction of the Required Noteholders, the Collateral Agent's good faith determination as to whether a payment must be restored or returned shall be binding on the Guarantors.

     Section 5. Waiver of Subrogation and Other Rights. Until such time as the Guaranteed Obligations have been paid in full, the Guarantors hereby irrevocably waive any and all rights they may have at any time (whether arising directly or indirectly, by operation of law or contract) to assert any claim on account of this Agreement against the Company or any other party liable with respect to any of the Guaranteed Obligations, including, without limitation, any and all rights of subrogation, reimbursement, exoneration, contribution and indemnity.

     Section 6. Default and Remedies. (a) If an Event of Default (as defined in the Purchase Agreement) shall occur, subject to the terms of the Intercreditor Agreement, the Guarantors shall pay, comply with and perform such of the Guaranteed Obligations as the Collateral Agent and/or the Noteholders shall direct, whether or not the Guaranteed Obligations directed by the Collateral Agent to be paid, complied with or performed by the Guarantors are those which gave rise to the Event of Default. If an Event of Default shall occur, at the direction of the Required Noteholders, the Collateral Agent without any prior demand or proceeding against the Company, (1) may forthwith recover from the Guarantors the full amount of the Guaranteed Obligations, and (2) (at the direction of the Required Noteholders) may sell all or any part of any property held as security hereunder on any exchange or at public or private sale at its option at any time with five Business Days notice to each Guarantor and with such advertisement as is required by applicable statute, with the right on the part of the Collateral Agent or its nominee to become the purchaser thereof at any public sale (unless prohibited by statute), free from any equity of redemption and from all other claims.

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                                       5

          (b) If the Guarantors default in the performance of its obligations hereunder, the Guarantors shall, in addition to all other liabilities hereunder, be liable to the Collateral Agent and the Noteholders for all costs and expenses, including reasonable attorneys' fees actually incurred and court costs, incurred by the Collateral Agent or any Noteholder in enforcing this Agreement, and any judgment entered against the Guarantors pursuant to this Agreement shall bear interest after judgment until paid at the rate or rates of interest specified in the Notes, and not at the statutory rate of interest, and interest at such rate or rates shall be collectible as part of any judgment hereunder.

     Section 7. Cumulative Remedies. Subject to the terms of the Intercreditor Agreement, the rights, powers and remedies of the Collateral Agent and the Noteholders hereunder and under any other agreement now or at any time hereafter in force between the Collateral Agent or any Noteholder and the Guarantors shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given to the Collateral Agent and the Noteholders by law. Each and every default in the performance of this Agreement shall give rise to a separate cause of action, and separate suits may be brought as each such cause of action arises and matures.

     Section 8. Jurisdiction, Service of Process and Waiver of Jury Trial. The Guarantors hereby unconditionally and irrevocably (a) submit to the jurisdiction of the courts of the Commonwealth of Pennsylvania and the courts of the United States sitting in Pennsylvania in connection with any action, suit or proceeding under or relating to, or to enforce any of the provisions of, this Agreement,
(b) waive, to the extent permitted by law, any right to obtain a change in venue from any such court in any such action, suit or proceeding, and (c) waive personal service of process in any such action, suit or proceeding and agrees that process may be served by certified mail, return receipt requested, postage prepaid to the Guarantors' address set forth following their signatures to this Agreement. The Guarantors irrevocably agree that service of process in accordance with the preceding sentence shall be deemed in every respect effective and valid personal service of process upon the Guarantors. The provisions of this Section shall not limit or otherwise affect the right of the Collateral Agent or any Noteholder to institute and conduct an action in any other appropriate manner, jurisdiction or court. The Guarantors, the Collateral Agent and the Noteholders waive any right to trial by jury in any action or proceeding arising out of this Agreement. Section 9. Set-Off. The Collateral Agent and the Noteholders shall have a lien upon and a security interest in and a right of set-off against all property of the Guarantors now or at any time hereafter in the possession of or under the control of the Collateral Agent or any Noteholder in any capacity whatsoever, as security for this Agreement. Each such lien, security interest and right of set-off may be enforced or exercised without demand or notice to the Guarantors, shall continue in full force and effect unless specifically waived or released by the Collateral Agent in writing, and shall not be deemed waived by any conduct of the Collateral Agent, by any failure of the Collateral Agent to exercise any such right of set-off or to enforce any such lien or security interest or by any neglect or delay in so doing.

     Section 10. Representations and Warranties. The Guarantors represent and warrant to the Investor that:

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                                       6

          (a) The Guarantors are corporations duly organized, validly existing and have active status under the laws of Florida and each has full power, authority and legal right to execute and deliver, and to comply with, the provisions of, this Agreement.

          (b) This Agreement has been duly authorized, executed and delivered by the Guarantors, and such execution and delivery will not conflict with or result in a breach of or constitute a default under the articles of incorporation or bylaws or any instrument to which the Guarantors are a party or by which the Guarantors or the Guarantors' property is bound, or violate any applicable provision of law or any judgment, order, writ, injunction, decree, rule or regulation of any court, administrative agency or other governmental agency or authority, and this Agreement constitutes the valid and binding obligation of the Guarantors and is enforceable in accordance with its terms.

     Section 11. Notices. All notices required to be given to any of the parties hereunder shall be in writing and shall be given in the manner provided in the Purchase Agreement, addressed to such party at its address as set forth in the caption to this Agreement. Any notice of any change in such address shall also be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived in writing by the party entitled to receive such notice.

     Section 12. Miscellaneous. (a) All understandings, representations, and agreements heretofore made or exchanged between the Guarantors and the Investor with respect to the subject matter hereof are merged into this Agreement and any other Transaction Documents to which the Guarantors are a party, which alone, fully, completely, and integrally, express the understanding of the Guarantors and the Investor concerning the subject matter hereof.

          (b) No modification of this Agreement shall be effective unless in writing and (at the direction of the Required Noteholders) signed by an authorized officer of the Collateral Agent.

          (c) This Agreement shall be binding upon the Guarantors and their respective successors and assigns, and shall inure to the benefit of the Collateral Agent, the Noteholders and their successors and assigns, including, but not limited to, any assignee to which any Noteholder shall assign the Notes.

          (d) This Agreement may be signed in counterparts.

          (e) This Agreement shall be construed in accordance with and governed in all respects by the laws of the Commonwealth of Pennsylvania.


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                                       7

     IN WITNESS WHEREOF, the Guarantors have duly executed this Agreement the day and year first above written.


MTS PACKAGING SYSTEMS, INC.

By:  ____________________________________
Name/Title: _____________________________
Address:  _______________________________


MEDICATION MANAGEMENT                       CLEARWATER MEDICAL SERVICES,
TECHNOLOGIES, INC.                          INC.

By:  ______________________________         By:  ______________________________
Name/Title:  ______________________         Name/Title:  ______________________
Address:     ______________________         Address:  _________________________
             ______________________                   _________________________


MEDICAl TECHNOLOGY                          MEDICATION MANAGEMENT
LABORATORIES, INC.                          SYSTEMS, INC.

By:  ______________________________         By:  ______________________________
Name/Title:  ______________________         Name/Title:  ______________________
Address:     ______________________         Address:  _________________________
             ______________________                   _________________________


SYSTEMS PROFESSIONALS, INC.                CART-WARE, INC.

By:  ______________________________         By:  ______________________________
Name/Title:  ______________________         Name/Title:  ______________________
Address:     ______________________         Address:  _________________________
             ______________________                   _________________________


VANGARD PHARMACEUTICAL                     LIFESERV TECHNOLOGIES, INC.
PACKAGING, INC.

By:  ______________________________         By:  ______________________________
Name/Title:  ______________________         Name/Title:  ______________________
Address:     ______________________         Address:  _________________________
             ______________________                   _________________________


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                                       8


PERFORMANCE PHARMACY                       MTS SALES & MARKETING, INC.
SYSTEMS, INC.

By:  ______________________________         By:  ______________________________
Name/Title:  ______________________         Name/Title:  ______________________
Address:     ______________________         Address:  _________________________
             ______________________                   _________________________